UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 26, 2016
Date of Report (Date of earliest event reported)

TASER International, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As indicated below, at the 2016 Annual Meeting of the Stockholders (the “Meeting”) of TASER International, Inc. (the “Company”), the Company’s stockholders approved the adoption of the Company’s 2016 Stock Incentive Plan (the “Plan”).
The material features of the Plan are described in the Company’s definitive Proxy Statement on Schedule 14A, dated April 15, 2016 (the “Proxy Statement”), which description is filed herewith as Exhibit 99.1 and incorporated herein by reference.  The above and the incorporated description of the Plan are qualified in their entirety by the text of the Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 26, 2016, the Company held its Meeting. The total number of shares of the Company’s common stock, par value of $0.00001 per share, voted in person or by proxy at the Meeting was 47,494,109, representing approximately 89% of the 53,445,945 shares outstanding as of the March 28, 2016 record date and entitled to vote at the Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter considered at the Meeting is set out below. For more information regarding these matters, please refer to the Company’s Definitive Proxy Statement relating to the Meeting, which was filed with the Securities and Exchange Commission on April 15, 2016.

Proposal 1 — Election of Directors
The following nominees were elected as Class C directors for a term of three years (and until their successors are elected and qualified) by the votes indicated below.

	FOR	WITHHELD	BROKER NON-VOTES
Michael Garnreiter	27,360,160	500,909	19,663,140
Hadi Partovi	27,574,504	286,565	19,663,140

Proposal 2 — Amendment of Company's Certificate of Incorporation
The proposal to amend the Company's Certificate of Incorporation, as described in the proxy materials, was not approved. The proposal required 75% of the outstanding shares of common stock to vote in favor of the approval, and abstentions and broker non-votes had the same effect as a vote against the proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,998,677	706,071	156,321	19,663,140

Proposal 3 — Advisory Vote on the Compensation of Executive Officers
The non-binding advisory vote to approve the compensation of the Company’s named executive officers (“say on pay”) was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,332,613	1,345,809	182,647	19,633,140

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountant for fiscal year 2016 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
46,135,148	1,143,819	215,242

The proposal to approve the adoption of the Company's 2016 Stock Incentive Plan was approved by the voting results as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,762,954	932,025	166,090	19,633,140

Item 9.01              Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 10.1	TASER International, Inc. 2016 Stock Incentive Plan (incorporated by reference to Annex B of the Company's definitive Proxy Statement on Schedule 14A filed on April 15, 2016
Exhibit 99.1
The section entitled "Proposal 5: Approval of the TASER International, Inc. 2016 Stock Incentive Plan, incorporated by reference to the Company's definitive Proxy Statement on Schedule 14A filed on April 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 27, 2016	TASER International, Inc.
	By:	/s/ DANIEL M. BEHRENDT
Daniel M. Behrendt
Chief Financial Officer